UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2013

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Agreement with Jon M. Huntsman

On January 1, 2013, Huntsman Corporation (the “Company”) entered into a Severance Agreement (the “JMH Severance Agreement”) with Jon M. Huntsman, the Executive Chairman of the Board of the Company (the “Executive Chairman”). Pursuant to the JMH Severance Agreement, if the Executive Chairman’s employment is terminated as a result of his death or disability, by the Company for reasonable cause (as defined) or by the Executive Chairman other than for good reason (as defined), he will be entitled to a lump sum cash payment equal to (1) his earned but unpaid base salary through the date of termination; (2) his annual cash performance award for the prior year to the extent earned but not paid; and (3) any amounts or benefits required to be paid or provided to the Executive Chairman and/or the Executive Chairman’s family pursuant to the JMH Severance Agreement and under any plan, program, policy or practice or contract or agreement of the Company, including, without limitation, any compensation previously deferred by the Executive Chairman (together with any accrued interest or earnings thereon) and reimbursement for relocation and temporary living expenses, and business expenses incurred prior to the date of termination (collectively, the “JMH Accrued Obligations and Other Benefits”).

If the Executive Chairman’s employment is terminated by the Company other than for reasonable cause or by the Executive Chairman for good reason, then in addition to the JMH Accrued Obligations and Other Benefits described above, he will also be entitled to the payments and benefits specified in the Huntsman Executive Severance Plan for senior executives.

Upon the occurrence of a change of control (as defined), all unvested equity awards under the Huntsman Corporation Stock Incentive Plan or other plans of the Company held by the Executive Chairman will become immediately vested. In addition to the benefits described in the immediately preceding paragraph, if the Executive Chairman’s employment is terminated by the Company other than for reasonable cause or by the Executive Chairman for good reason, in either case within three years following a change of control, the Company will pay the Executive Chairman, without duplication, a lump sum cash amount equal to (1) three times his then current annual base salary; (2) three times the largest annual bonus paid to him during the any of the three previous calendar years; (3) the largest annual bonus amount paid during any of the three previous calendar years reduced by an amount equal to the pro rata portion of such bonus attributable to the portion of the calendar year of his termination that occurs after his termination date; plus (4) $42,890, representing the loss of certain health and welfare benefits provided to him in connection with his employment.

Under a “best net” provision of the JMH Severance Agreement, if any payments or benefits to which the Executive Chairman is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the payment will (1) be reduced such that Section 4999 does not apply or (2) be paid in full, whichever produces the better net after tax position, as determined by the Board and the Executive Chairman in good faith.

The foregoing summary of the JMH Severance Agreement is qualified in its entirety by reference to the terms of the JMH Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Severance Agreement with Peter R. Huntsman

Also on January 1, 2013, the Board entered into a Severance Agreement (the “PRH Severance Agreement”) with Peter R. Huntsman, the President and Chief Executive Officer of the Company (the “CEO”). Pursuant to the PRH Severance Agreement, if the CEO’s employment is terminated as a result of his death or disability, by the Company for reasonable cause (as defined) or by the CEO other than for good reason (as defined), he will be entitled to a lump sum cash payment equal to (1) his earned but unpaid base salary through the date of termination; (2) his annual cash performance award for the prior year to the extent earned but not paid; and (3) any amounts or benefits required to be paid or provided to the CEO and/or the CEO’s family pursuant to the PRH Severance Agreement and under any plan, program, policy or practice or contract or agreement of the Company, including, without limitation, any compensation previously deferred by the CEO (together with any accrued interest or earnings thereon) and reimbursement for relocation and temporary living expenses, and business expenses incurred prior to the date of termination (collectively, the “PRH Accrued Obligations and Other Benefits”).

If the CEO’s employment is terminated by the Company other than for reasonable cause or by the CEO for good reason, then in addition to the PRH Accrued Obligations and Other Benefits described above, he will also be entitled to the payments and benefits specified in the Huntsman Executive Severance Plan for senior executives.

In addition to the benefits described in the immediately preceding paragraph, if the CEO’s employment is terminated by the Company other than for reasonable cause or by the CEO for good reason, in either case within two years following a change of control, the Company will pay the CEO, without duplication, a lump sum cash amount equal to 2.9 times his then current annual base salary.

Under a “best net” provision of the PRH Severance Agreement, if any payments or benefits to which the CEO is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the payment will (1) be reduced such that Section 4999 does not apply or (2) be paid in full, whichever produces the better net after tax position, as determined by the Board and the CEO in good faith.

The foregoing summary of the PRH Severance Agreement is qualified in its entirety by reference to the terms of the PRH Severance Agreement, a copy of which is filed as Exhibit 10.2 hereto, and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description of Exhibits

10.1	Severance Agreement dated January 1, 2013 between Huntsman Corporation and Jon M. Huntsman
10.2	Severance Agreement dated January 1, 2013 between Huntsman Corporation and Peter R. Huntsman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ Troy Keller
Assistant Secretary

Dated: January 4, 2013

EXHIBIT INDEX

Number	Description of Exhibits

10.1	Severance Agreement dated January 1, 2013 between Huntsman Corporation and Jon M. Huntsman
10.2	Severance Agreement dated January 1, 2013 between Huntsman Corporation and Peter R. Huntsman